UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2005 (April 13, 2005)

J. ALEXANDER’S CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	1-08766	62-0854056

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202

(Address of principal executive offices) (Zip Code)

(615) 269-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On April 13, 2005, the Compensation Committee/Stock Option Committee (the “Committee”) of the Board of Directors of J. Alexander’s Corporation (the “Company”) approved the payment of 2004 bonuses to the Company’s chief executive officer and three other most highly compensated officers as follows:

Lonnie J. Stout	$60,937.50
R. Gregory Lewis	$30,937.50
J. Michael Moore	$24,337.50
Mark A. Parkey	$23,625.00

Item 2.02. Results of Operations and Financial Condition.

     On April 15, 2005, J. Alexander’s Corporation issued a press release announcing its financial results for the fourth quarter and year ended January 2, 2005, the text of which is set forth in Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

     J. Alexander’s Corporation’s press release announcing its financial results for the fourth quarter and year ended January 2, 2005 is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

          The following exhibit is furnished herewith:

          99.1      Press Release dated April 15, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 15, 2005	J. ALEXANDER’S CORPORATION
	By:	/s/ R. Gregory Lewis
R. Gregory Lewis
Chief Financial Officer, Vice President of Finance and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by J. Alexander’s Corporation dated April 15, 2005

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